Exhibit 10.13

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT
BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT
TREATS AS PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION HAS BEEN
MARKED WITH “[***].”

Amendment No. 4 to MFA; Amendment No. 2 to Project Plan 2

This Amendment No. 4 to the Master Framework Agreement and Amendment No. 2 to Project Plan 2 (“Amendment 4”) is entered into between Uber Technologies Inc., a Delaware corporation with its principal place of business at 1725 3rd Street, San Francisco, CA 94158 (“Uber”), and Serve Operating Co. (f/k/a Serve Robotics Inc.), a Delaware corporation with a place of business at 730 Broadway, Redwood City, CA 94063 (“Company”).

WHEREAS, Uber and Company entered into a Master Framework Agreement effective September 3rd, 2021, as amended on May 26, 2022, January 12, 2023, and September 6, 2023 (the “Agreement”). Uber and Company subsequently entered into Project Plan 2 to the Agreement effective May 26, 2022, as amended on April 25, 2024 (“PP2”). The Parties now desire to further amend the Agreement and PP2 as set forth herein.

NOW, THEREFORE, in consideration of the terms and conditions set forth in this Amendment 4, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Agreement and PP2 as follows:

1.	Unless otherwise defined herein, all capitalized terms set forth herein shall have the same meanings attributed to such terms in the Agreement, including PP2.

2.	Definitions. Section 1 of the Agreement is hereby amended to include the following definitions:

“Delivery” or “Deliveries” means (i) the transfer of goods from one place or person to another using the Uber Service, the Uber Platform, or its mobile or integrated applications, (ii) such goods themselves, or (iii) both, as the context may require.

“Supplemental Support Personnel” means individuals employed or contracted by Company directly or indirectly through a Third Party primarily to facilitate the transfer of Delivery items from Merchants to Eligible Delivery Robots.

“Merchant” means a Person engaged in the making, transporting, or selling of goods, including shippers, restaurants, retailers, grocery stores, and similar Persons, whose goods are the subject of requests for Delivery from one location to another using the Uber Service or the Uber Platform.

3.	Use of Representatives. The Agreement is hereby amended to include the following at the end of Section 13.11:

The term Representatives includes Supplemental Support Personnel; provided, however, the Company may not use Supplemental Support Personnel in connection with any Deployment unless agreed by the Parties in writing as documented in the relevant Project Plan. Company’s obligations and liabilities with respect to Safety Operators and other Representatives under this Section 13.11 and elsewhere in the Agreement, including Sections 2.2, 4.4, 9.1, and its exhibits, including the PAA, shall apply to Supplemental Support Personnel mutatis mutandis.

4.	Project Plan 2.

a.	The Parties hereby amend PP2 by adding the following as new Section XI(a) within PP2:

Utilization of Supplemental Support Personnel. [***].

b.	The Parties hereby amend PP2 by adding the following as a new Section XIV(b) within PP2:

XIV(b) Supplemental Support Program Fee. In support of Company’s utilization of one Supplemental Support Personnel within Koreatown [***].

5.	This Amendment 4 is effective as of the date of the final signature hereto. The provisions of this Amendment 4 survive expiration or termination to the extent set forth in the Agreement.

6.	Except as otherwise provided in this Amendment 4, all terms and conditions of the Agreement and PP2 remain in full force and effect. To the extent this Amendment conflicts with the Agreement or PP2, the terms and conditions of this Amendment control.

IN WITNESS WHEREOF, the Parties have caused this Amendment 4 to be executed by their duly authorized representatives as of the date first written above.

UBER TECHNOLOGIES INC.		SERVE OPERATING CO.

By:	/s/ Noah Zych	By:	/s/ Ali Kashani
Name:	Noah Zych	Name:	Ali Kashani
Title:	Global GM, Autonomous Mobility & Delivery	Title:	Co-founder & CEO
Date:	June 5, 2024	Date:	June 4, 2024